Financial Instruments	6 Months Ended
Jun. 30, 2020
Financial Instruments
Financial Instruments

12. Financial Instruments

Fair value measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents and restricted cash – The fair value of the cash, cash equivalents and restricted cash approximates its carrying amounts reported in the consolidated balance sheets.

Amounts due from (to) owners and affiliates – The fair value of the non-interest-bearing receivables or payables approximates their carrying amounts reported in the consolidated balance sheets since the receivables or payables are to be settled consistent with trade receivables and payables.

Derivative instruments – The fair values of the interest rate swaps are estimated based on the present value of cash flows over the term of the instruments based on the relevant LIBOR interest rate curves, adjusted for the subsidiary’s credit worthiness and the credit worthiness of the counterparty to the derivative.

Advances (shareholder loans) to joint ventures – The fair values of the fixed rate subordinated shareholder loans are estimated using discounted cash flow analyses based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the joint ventures.

Lampung and $385 million facilities – The fair values of the variable rate debt are estimated based on the present value of cash flows over the term of the instruments based on the estimated currently available margins and LIBOR interest rates as of the balance sheet date for debt with similar terms and remaining maturities and the current credit worthiness of the Partnership.

Revolving credit due to owners and affiliates – The fair value of the variable rate debt is estimated based on the present value of cash flows over the term of the instruments based on the estimated currently available margins and LIBOR interest rates as of the balance sheet date for debt with similar terms and remaining maturities and the current credit worthiness of the Partnership.

The fair value estimates are categorized by a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1: Observable inputs such as quoted prices in active markets;

Level 2: Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3: Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the financial instruments that are not accounted for at a fair value on a recurring basis. Trade payables and receivables for which the estimated fair values are equivalent to carrying values are not specified below.

		As of		As of
		June 30, 2020		December 31, 2019
		Carrying	Fair	Carrying	Fair
		amount	value	amount	Value
		Asset	Asset	Asset	Asset
(in thousands of U.S. dollars)	Level	(Liability)	(Liability)	(Liability)	(Liability)
Recurring:
Cash and cash equivalents	1	$25,623	25,623	39,126	$39,126
Restricted cash	1	18,390	18,390	20,693	20,693
Derivative instruments	2	(30,860)	(30,860)	(14,935)	(14,935)
Other:
Amounts due from affiliate	2	5,701	5,701	4,296	4,296
Advances (shareholder loans) to joint ventures	2	3,988	4,121	3,831	4,029
Current amounts due to owners and affiliates	2	(3,627)	(3,627)	(2,513)	(2,513)
Lampung facility	2	(103,858)	(109,270)	(112,713)	(119,598)
$385 million facility	2	(331,943)	(340,686)	(344,248)	(352,219)
Revolving credit facility due to owners & affiliates	2	$(4,749)	(4,735)	(8,792)	$(8,717)